25th Annual KBW Community Bank Investor Conference July 30-31, 2024 www.bankatcity.com

FORWARD LOOKING STATEMENTS This Annual Report on Form 10-K contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express only management's beliefs regarding future results or events and are subject to inherent uncertainty, risks and changes in circumstances, many of which are outside of management's control. Uncertainty, risks, changes in circumstances and other factors could cause the Company's actual results to differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward- looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K under "ITEM 1A Risk Factors" and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for credit losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations within our loan portfolio; (3) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (4) changes in the interest rate environment; (5) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (6) changes in technology and increased competition, including competition from non-bank financial institutions; (7) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers' performance and creditworthiness; (8) difficulty growing loan and deposit balances; (9) our ability to effectively execute our business plan, including with respect to future acquisitions; (10) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (11) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (12) regulatory enforcement actions and adverse legal actions; (13) difficulty attracting and retaining key employees; and (14) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

948 FTE $1.8 BILLION Market Cap $6.3 BILLION Total Assets 97 Branches SNAPSHOT CITY HOLDING MARKETS Stable, slow growing, & less competitive CUSTOMERS Robust retail customer base ASSET QUALITY Demonstrated strong track record PERFORMANCE Long record as a high performer GROWTH Succeeding in slow-growth markets & expanding into new markets

CHCO A PERENNIAL HIGH-PERFORMING BANK ROA Source - S&P Global MI. Peer data as of March 31, 2024. 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD CHCO (adjusted for M&A exp & VISA gain) $1B - $10B

2024 YTD 2023 EPS $3.94 $7.61 ROA 1.89% 1.87% ROACTE 22.4% 23.8% NIM 3.91% 4.01% EFFICIENCY 48.9% 46.0% TANG. BOOK VALUE $35.75 $34.69 SHARE PRICE @EOP $106.25 $110.26 NPA’s/LOANS & OREO 0.25% 0.21% PAST DUE LOANS 0.26% 0.27% NCO/LOANS 0.02% 0.01% PERFORMANCE METRICS

ANALYST EXPECTATIONS 2024 YTD 2024 ANALYST ESTIMATES 2025 ANALYST ESTIMATES NET INTEREST INCOME $109.1MM $218MM $217.9MM NIM 3.91% 3.90% 3.79% PROVISION $0.3MM $3.5MM $7.0MM NON-INT INCOME 36.9MM $73.3MM $74.2MM NON-INT EXPENSE $72.7MM $144.5MM $149.2MM NET INCOME $58.6MM $113.7MM $106.8MM DILUTED EPS $3.94 $7.66 $7.33

CHALLENGES AND OPPORTUNITIES INDUSTRY CHALLENGES • Deposit repricing and deposit run-off • Asset quality • Loan growth (function of Economy and Liquidity) • Regulatory environment • City’s NIM tends to beat peers in high-rate environments due to deposit franchise • Reputation for conservative underwriting • City’s profitability allows for strong share buy- backs & solid dividends • Competitor Behavior (driving customers away) • Acquisition Strategy (shareholder centric) CHCO OPPORTUNITIES

Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/23. CITY NATIONAL DEPOSIT MARKETS 1st Branch Share & 2nd Deposit Share (14%) In Charleston MSA/Huntington MSA; $15.1 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.7 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 4th Deposit Share (11%) in Staunton MSA $2.2 Billion Major Competitors: AUB, TFC 1st Branch Share & 28% Deposit Share $3.2 Billion Major Competitors: JPM, UBSI, TFC

DEPOSIT FRANCHISE Key Deposit Markets Deposits West Virginia & Eastern Kentucky - dating to 1870 72% New Markets 28% MOSTLY IN SLOW-GROWTH WV AND EASTERN KY

DEPOSIT FRANCHISE 97 BRANCHES Among Top 100 Banks $50MM* Average Deposits per Branch 2,100 Average Households per Branch $9,275** Average DDA Balance $42,000 Average Business DDA ONE KEY TO CITY’S ENVIABLE SUCCESSS * For CHCO’s self-defined peer group – average deposits per branch is $103 million. CHCO has smaller deposit balances, but more accounts. ** National Average of $13,440 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2023 averages)

Market Deposits ($MM) Deposit Share Branches Branch Share Household Share Charleston, WV $942 13.2% 13 21.6% 41.6% Huntington, WV $582 13.8% 10 17.9% 30.3% Ashland, KY $560 21.7% 12 25.5% 42.0% Beckley, WV $547 24.7% 9 21.3% 45.9% Lewisburg, WV $350 27.7% 7 28.0% 80.1% Staunton, VA $297 10.5% 8 19.0% 12.5% Martinsburg, WV $355 10.6% 8 16.2% 23.9% Note: Data as of 12/31/23. EXCEPTIONAL RETAIL STRENGTH BRANCH DISTRIBUTION

MARKET POSITION: BIGGEST MARKETS STRONG DISTRIBUTION, LARGE SHARE, & HIGH PROFITABILITY Market Population Deposits ($MM) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington/ Ashland MSA 611,000 $2,155 14% 36 20% 1st Beckley/Lewisburg WV 162,000 $893 27% 16 27% 1st Winchester/ Martinsburg 397,000 $553 6% 12 12% 3rd Valley Region 160,000 $300 10% 8 17% 1st Lexington, KY Region 430,000 $620 4% 11 7% 8th Note: Orange highlight indicates market expansion as a result of acquisitions. Source: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Population Population Projected Change 2020-2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3)% $46,000 4.5% Beckley/Lewisburg WV 162,000 (2.9)% $42,000 3.8% Winchester/ Martinsburg 397,000 4.1% $68,000 8.6% Valley Region 160,000 2.6% $51,000 8.2% Lexington, KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% MARKET POSITION: NEWER MARKETS HIGH POPULATION GROWTH & HIGHER INCOMES Note: Orange highlight indicates market expansion as a result of acquisitions. Source: S&P Global MI

2023 DEBIT CARD REVENUES Assets Debit Card Revenues Summit $4.6 Billion $7 Million City $6.2 Billion $28 Million Stockyard $8.1 Billion $19 Million Peoples $9.2 Billion $25 Million Wesbanco $17.7 Billion $19 Million The Data is clear: CHCO has a deeper customer base relative to its size.

STRONG DEPOSIT FRANCHISE MANY SMALL ACCOUNTS # of Accounts $ in Billions Avg. Account Size Avg. # of Accounts/ Branch Avg. $/ Branch in Millions Checking Accounts 248,000 $2.6 $10,800 2,550 $27.3 Savings Accounts 67,300 $1.2 $18,500 700 $12.7 CDs 29,700 $1.1 $39,800 300 $11.7

INTERNAL DDA GROWTH Year New DDA Accounts Net Growth in DDA Accounts % Increase in DDA Accounts 2020* 30,360 6,740 3.0% 2021 32,800 8,860 3.8% 2022 28,442 4,544 1.9% 2023** 31,745 4,768 1.9% 2024 YTD 16,423 2,849 1.1% * Note: City’s lobbies were open by appointment only for 6 months in 2020 due to COVID-19 ** Amounts exclude accounts added in connection with the acquisitions of Citizens Commerce Bancshares, Inc. (2023) City Household Growth = 0.7% (2023) U.S. Population Growth: 0.6%

MARKET DISRUPTIONS STRONG GROWTH OPPORTUNITIES In 2017, there were 4 banks with branches in this market In 2018 one closed In 2020 another closed In 2023 – two banks – City and Truist St. Albans, WV $59 $70 $78 $95 $112 $102 $101 3,723 3,898 4,068 4,262 4,795 4,821 4,914 3,000 3,500 4,000 4,500 5,000 5,500 $0 $20 $40 $60 $80 $100 $120 2017 2018 2019 2020 2021 2022 2023 M ill io n s City's Branch Deposit City HHLDs

AGE DISTRIBUTION OF Customer Base (2023) City’s Technology allows it to open significant numbers of new accounts with younger customers 10.8% 11.8% 12.5% 15.1% 17.8% 17.4% 14.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% All City Customers <24 25-34 35-44 45-54 55-64 65-74 75+ 24.2% 18.0% 15.6% 14.3% 14.2% 8.9% 4.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% New City Customers -2023 <24 25-34 35-44 45-54 55-64 65-74 75+

FEW UNINSURED DEPOSITS By Deposit Type End of Period Balance (in 000's) Uninsured % Noninterest Bearing Demand Deposits $1,383,756 17% Interest Bearing Deposits Demand Deposits $1,333,169 13% Savings Deposits $1,233,834 12% Time Deposits $1,145,617 16% Total Deposits $4,934,262 14% The percentages listed above represent management’s best estimate of uninsured deposits as of June 30, 2024 (either with balances above $250,000 or not collateralized by investment securities).

CUSTOMER EXPERIENCE: BEST IN CLASS 2018 | 2019 | 2020 | 2022 | 2024 Voted Best in Customer Satisfaction for Consumer Banking in the North Central Region

DEPOSIT COSTS CHCO benefits from many small deposit accounts that aren’t rate sensitive 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1 2 /3 1 /1 8 Q tr 1 2 /3 1 /1 9 Q tr 1 2 /3 1 /2 0 Q tr 1 2 /3 1 /2 1 Q tr 1 2 /3 1 /2 2 Q tr 3 /3 1 /2 3 Q tr 6 /3 0 /2 3 Q tr 9 /3 0 /2 3 Q tr 1 2 /3 1 /2 3 Q TR 3 /3 1 /2 0 2 4 Q TR 6 /3 0 /2 0 2 4 Q TR Interest Bearing Deposits Fed Funds

BANKS WITH THE LEAST RATE SENSITIVE DEPOSIT BASE THIS CYCLE

RANKED BY LOWEST CUMULATIVE DEPOSIT BETA

			Q4'23				Change Q4'23-Q4'21	
Company Name	Ticker	City, State	Total Assets ($B)	Loan-to-Deposit Ratio (%)	Noninterest Bearing Deposits/ Deposits (%)	Cumulative Deposit Beta (%)	Deposit Growth (%)	Change in noninterest – Bearing Deposit Concentration (pps)
Westamerica Bancorp	WABC	San Rafael, CA	6.37	15.83	47.61	3.26	(14.64)	(0.24)
Ameriprise Financial, Inc.	AMP	Minneapolis, MN	175.20	38.10	-	8.82	88.27	(0.02)
First Community Bankshares, Inc.	FCBC	Bluefield, VA	3.27	94.49	34.23	11.89	(0.26)	3.35
Capital City Bank Group, Inc	CCBG	Tallahassee, FL	4.30	74.44	39.92	14.57	(0.42)	(5.45)
Hawaiian Electric Industries, Inc.	HE	Honolulu, HI	17.24	75.57	32.36	16.30	(0.25)	(4.43)
Bank of Utica	BKUT	Utica, NY	1.29	11.28	6.88	17.45	(20.90)	0.59
City Holding Company	CHCO	Charleston, WV	6.17	83.62	27.20	18.79	0.18	(0.67)
Farmers & Merchants Bancorp	FMCB	Lodi, CA	5.31	78.24	31.80	22.62	0.62	(5.95)
Prosperity Bancshares Inc.	PB	Houston, TX	38.57	77.77	36.10	23.20	(11.60)	1.09
The Adirondack Trust Company	ADKT	Saratoga Springs, NY	1.61	68.48	29.83	23.39	(8.57)	(3.52)
Cashmere Valley Bank	CSHX	Cashmere, WA	2.04	58.77	23.93	23.58	(8.41)	1.59
OFG Bancorp	OFG	San Juan, PR	11.34	77.49	26.00	23.97	13.45	(3.08)
Community Bank System Inc.	CBU	Dewitt, NY	15.56	75.07	28.11	24.16	0.13	(2.42)
International Bancshares Corp.	IBOC	Laredo, TX	15.07	68.15	42.55	24.16	(6.29)	(3.73)
Bank of Marin Bancorp	BMRC	Novato, CA	3.81	63.01	53.85	24.16	(13.59)	(6.31)
Median				74.44	31.80	22.62	(0.42)	(2.42)
All US Banks				66.19	21.77	44.33	(3.57)	(7.36)

Data Compiled February 20, 2024 . Source: S&P Global MI

CITY’S NIM Historically, outperforms in high interest rate environments 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD CHCO excluding PSLs, PPP Fees, & Accretion $1B to $10B Peer

HAVE HELPED NIM OUTPERFORM SIGNIFICANT VARIABLE PRICED ASSETS $176M Home Equity Loans tied to Prime $1.1B Commercial Loans - Prime $55M Variable Rate Investments $150M Off-Balance Sheet Hedge $76M Cash held at Federal Reserve on 6/30/2024 Roughly 25% of assets reprice with increases in Fed Funds or SOFR. Commercial Loans and HE Loans generally reprice first of month following a FF rate increase $1.6B Total

CHARLOTTE Size of bubbles are representative of City’s loan distribution LOAN MARKETS

DIVERSIFIED COMMERCIAL LOAN PORTFOLIO Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky - dating to 1870 41% Virginia/Eastern Panhandle Markets - acquired 2012-2013 14% Lexington, KY - acquired 2015 26% Columbus, OH; Cincinnati, OH; & Pittsburgh, PA 19%

ASSET QUALITY NON-PERFORMING ASSETS - 25BP Lowest in 20+ years PAST DUE LOANS - 26BP Lowest in 20+ years OREO - $0.6MM Lowest in 15+ years NET CONSUMER LOAN CHARGE-OFFS Lowest in 15+ years AT HISTORIC HIGHS AVERAGE PROVISION EXPENSE 2005-2023 21BP

NET CHARGE-OFF DETAILS 2012-2024 YTD -0.2% -0.1% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD Commercial Retail NSF related Net Losses/Average Loans Average Net Charge-Offs/Year: Commercial $1.6M 42% Retail $1.4M 38% NSF $0.7M 20% Total $3.7 M Average Net Losses/Avg Loans (2012-2023): 12 bps

COMMERCIAL SECTORS INFORMATION As of June 30, 2024 Commercial Sector $ (in thousands) % of Commercial Loans Avg DSC Avg LTV Natural Gas Extraction $26,230 1.16% 3.71 N/A Natural Gas Distribution 12,800 0.57% 5.46 N/A Masonry Contractors 49,538 2.19% 1.04 84% Sheet Metal Work Manufacturing 31,444 1.39% 1.22 68% Beer & Ale Merchant Wholesalers 26,894 1.19% 3.28 N/A Gasoline Stations with Convenience Stores 42,330 1.88% 4.76 65% Lessors of Residential Buildings & Dwellings 445,176 19.72% 1.89 66% 1-4 Family 235,032 10.41% 2.97 67% Multi-Family 173,574 7.69% 1.84 64% Lessors of Nonresidential Buildings 608,933 26.98% 1.70 65% Office Buildings 125,922 5.58% 1.64 62% Lessors of Mini-Warehouses & Self-Storage Units 50,941 2.26% 1.43 61% Assisted Living Facilities 27,184 1.20% 1.38 61% Hotels & Motels 401,096 17.77% 1.45 63% (in thousands) Average Balance Median Balance Commercial Loans $449 $93 Commercial Real Estate Loans 514 121

CAPITAL MANAGEMENT A LONG-TERM CORE COMPETENCY 0% 10% 20% 30% 40% 50% 60% 70% $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Y TD D iv id e n d P ay o u t R at io C as h D iv id e n d s/ Sh ar e D e cl ar e d Dividends/Share Dividend Payout Ratio Cash Dividends/Share Declared & Dividend Payout Ratio

SHARE ACTIVITY City’s strong capital and high profitability have allowed aggressive share repurchases $69.78 $74.54 $63.68 $77.20 $81.50 $90.21 $100.24 290,491 260,674 572,917 760,033 324,513 666,575 178,529 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 $0 $10 $20 $30 $40 $50 $60 $70 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Y TD M ill io n s Repurchase $ Shares Repurchased

REPURCHASES MORE THAN OFFSET SHARES ISSUED FOR ACQUISITIONS SHARE ACTIVITY (IN THOUSANDS OF SHARES) 13,000 14,000 15,000 16,000 17,000 18,000 19,000 20,000 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 Classic May ‘05 1,580,000 2005-2013: 4,950,000 shares issued. Since 2001, shares down 2,000,000; acquired about 32% of outstanding shares VSB May ‘12 240,000 Community Jan ‘13 767,000 At Mkt Dec ‘16- Feb ‘17 - 550,000 Poage Dec ‘18 1,142,000 CCVS Mar ‘23 667,000 Shares Outstanding

LOANS, DEPOSITS & FEE INCOME ON A PER SHARE BASIS $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $100 $150 $200 $250 $300 $350 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 Y T D Loans (Avg Bal) Deposits (Avg Bal) Fee Income

FINANCIAL PERFORMANCE: BEST IN CLASS

Apr 4, 2024

FINANCIAL PERFORMANCE: BEST IN CLASS Source - S&P Global MI.

: CITY’S EMPLOYEE NET PROMOTER SCORE: Best In Class 0.3% 0.5% 0.3% 1.2% 2.0% 7.0% 3.7% 12.4% 14.6% 12.6% 45.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 1 2 3 4 5 6 7 8 9 10 Detractors Promoters DISTRIBUTION OF RESPONSES

CITY: Still a Community Bank and Engaged in our Communities

ACQUISITION TERRITORY Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

ACQUISITION HISTORY 2005: CLASSIC BANK, ASHLAND KY Approx. 25% Household Share, adjacent mkt 2012: VIRGINIA SAVINGS BANK, WINCHESTER VA 5 Branches in adjacent mkt; Strong Growth for City 2013: COMMUNITY BANK, STAUNTON VA Solid franchise in adjacent mkts; Was a “Problem Bank” and CHCO had significant financial gains from AQ 2015: 3 BRANCHES IN LEXINGTON KY Exceptional commercially focused team with very strong growth in 8 years 2018: TOWN SQUARE, ASHLAND & CENTRAL KY Took Ashland household share to 40%. Meaningfully built-out Central KY market 2018: FARMERS BANK: CENTRAL KY Extremely profitable small town markets in Central KY; Grew households 2023: CITIZENS COMMERCE: CENTRAL KY Approx 40% of Woodford Co. households; strong lender and strong deposit franchise

REPRESENTS VALUE AND STABILITY CHCO Pricing Metrics* • 261% Price to Book • 341% Price to Tangible Book • 15.9X Price to Projected Earnings** 2.81% Dividend Yield 37% Dividend Payout Ratio 8.50% Tangible Capital/Tangible Assets*** 73% Institutional Ownership $7.2 million Average Daily Volume * Based on Price of $122.021 (7/22/2024) ** Based on average of 5 analysts covering CHCO estimate of $7.69 for 2024 (as of 7/22/2024) *** June 30, 2024